UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Corning Natural Gas Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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330 West William Street P.O. Box 58 Corning, NY 14830-0058 (607) 936-3755 (607) 962-2844 fax

September 29, 2006

IMPORTANT NOTICE TO STOCKHOLDERS

•                  THE SPECIAL MEETING OF STOCKHOLDERS SCHEDULED FOR SEPTEMBER 28, 2006 HAS BEEN ADJOURNED UNTIL OCTOBER 11, 2006.

•                  VOTE FOR THE APPROVAL OF THE PROPOSED MERGER WITH C&T ENTERPRISES AND RECEIVE $16.50 PER SHARE.

•                  VOTE BY INTERNET, TELEPHONE OR SIGN, DATE AND MAIL THE ENCLOSED WHITE PROXY CARD TODAY.  EVERY VOTE IS IMPORTANT!

•                  DO NOT VOTE THE BLUE PROXY CARD.

The Special Meeting of Stockholders of Corning Natural Gas Corporation (the “Company” or “Corning”) scheduled for September 28, 2006 was adjourned until October 11, 2006 to allow the shareholders whose votes had not been received to be counted on the proposed Merger (the “Merger”) between the Company and C&T Enterprises, Inc. (“C&T”).  We once again strongly urge you to discard any BLUE proxy cards you may have received from Mr. Osborne.

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE MERGER BY TELEPHONE, INTERNET OR JUST SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD TODAY! EVERY VOTE IS IMPORTANT! Your Board of Directors believes that the Merger with C&T and the $16.50 per share consideration are in the best interests of the Company’s shareholders.  Although holders of a majority of the shares of the Company have voted for the Merger, an affirmative vote of two-thirds of all shares is required. Therefore, please vote FOR the Merger regardless of the size of your holdings.

Please vote FOR the Merger on the WHITE proxy, even if you intend to attend the upcoming shareholder meeting, or if you may have already voted, or if you sold your Corning shares after the August 14, 2006 record date.    If you have any questions, or require any assistance in voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, toll-free, at 1.888.750.5834.

Sincerely,

Thomas Barry, Chairman of the Board of Directors and Chief Executive Officer

PLEASE NOTE

This letter is intended to supplement the Corning Proxy Statement previously delivered to you.  We strongly urge that you read the Corning Proxy Statement and other documents that provide important information about the Company and the proposed Merger.  Such materials are on file and accessible on the website of the Securities and Exchange Commission (www.sec.gov) and the Company’s website (www.corninggas.com) and may be acquired for free from the Company by contacting S. Gerald Sleve, Secretary of the Company, at (607) 936-3755.